                                                                    Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Michael K. Reicher, the Chief Executive Officer of Halsey Drug Co., Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2002


                                         /s/ Michael K. Reicher
                                         --------------------------------------
                                         Michael K. Reicher
                                         Chief Executive Officer


                        CERTIFICATION OF PERIODIC REPORT

I, Peter A. Clemens, the Chief Financial Officer and Vice President of Halsey Drug Co., Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2002


                                         /s/ Peter A. Clemens
                                         --------------------------------------
                                         Peter A. Clemens
                                         Chief Financial Officer
                                         and Vice President


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